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                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549



                                      FORM 8-K



                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                 Date of Report (Date of earliest event reported):
                            June 12, 1998 (June 9, 1998)



                                     CNET, Inc.
               ------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   Delaware                        0-20939                     13-3696170
---------------               ----------------             -------------------
(STATE OR OTHER               (COMMISSION FILE                (IRS EMPLOYER
JURISDICTION OF                    NUMBER)                 IDENTIFICATION NO.)
INCORPORATION)





                                150 Chestnut Street
                          San Francisco, California 94111
                ----------------------------------------------------
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



                Registrant's telephone number, including area code:
                                   (415) 395-7800


                                           1
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ITEM 5.   OTHER EVENTS

          On June 9, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1, which press release is incorporated in its entirety herein by reference. See "Index to Exhibits."








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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  June 12, 1998              CNET, INC.



                                        By:  /s/  Douglas N. Woodrum
                                             ---------------------------------
                                                  Douglas N. Woodrum
                                                  EXECUTIVE VICE PRESIDENT AND
                                                  CHIEF FINANCIAL OFFICER



                                         3
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                                  INDEX TO EXHIBITS


Exhibit
Number                             Description
------                             ------------
99.1      Press Release issued by CNET, Inc. on June 9, 1998.